UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 East 6th Street, Suite 900-145

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(425) 998-5300

(Registrant’s telephone number, including area code)

Power & Digital Infrastructure Acquisition Corp.

321 North Clark Street, Suite 2440

Chicago, IL 60654

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 19, 2022, Power & Digital Infrastructure Acquisition Corp., a Delaware corporation (the “Company” or “XPDI”), held a special meeting of XPDI’s stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with its proposed business combination with Core Scientific Holding Co., a Delaware corporation (“Core Scientific”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to stockholders on January 3, 2022 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting is described in detail in the Proxy Statement and the final voting results are indicated below.

As of the close of business on December 7, 2021, the record date for the Special Meeting, there were outstanding 34,500,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 8,625,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). A total of 26,853,417 shares of Common Stock, including 8,625,000 shares of Class B Common Stock, representing approximately 62.3% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

Proposal No. 1 - The Business Combination Proposal

To consider and vote upon a proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of July 20, 2021 (as amended, the “merger agreement”), by and among XPDI, XPDI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of XPDI (“Merger Sub”), and Core Scientific, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Core Scientific, with Core Scientific surviving the merger as a wholly owned subsidiary of XPDI (the “First Merger”) and, following the closing of the First Merger, Core Scientific will merge with and into XPDI, with XPDI surviving the merger (the “Second Merger” and, together with the First Merger, the “merger”) (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
24,935,105	1,855,384	62,928	0

The Business Combination Proposal was approved, having received “for” votes from 92.9% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 2 - The Charter Proposal

To consider and vote upon a proposal to adopt the proposed second amended and restated certificate of incorporation (the “Proposed Charter”) and the proposed second amended and restated bylaws (the “Proposed Bylaws”) of XPDI after the merger (referred to herein as “New Core”) (Class A Common Stock and Class B Common Stock, voting together as a single class, and Class B Common Stock, voting separately as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
23,846,704	2,940,960	65,753	0

Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Class B Stock Broker Non-Votes
8,625,000	0	0	0

The Charter Proposal was approved, having received “for” votes from holders of 55.3% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and 100% of the Class B Common Stock, voting separately.

The Governance Proposals

To consider and vote upon, on a nonbinding advisory basis, certain governance provisions in the Proposed Charter, presented separately in accordance with the requirements of the SEC (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal No. 3A

To increase the total number of shares of all classes of authorized capital stock from (i) 551,000,000, consisting of (a) 550,000,000 shares of common stock, including (1) 500,000,000 shares of Class A Common Stock and (2) 50,000,000 shares of Class B Common Stock and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share, to (ii) 12,000,000,000, consisting of (A) 10,000,000,000 shares of common stock, par value $0.0001 per share, and (B) 2,000,000,000 shares of preferred stock, par value $0.0001 per share:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
23,888,613	2,332,217	632,587	0

Proposal 3A was approved, having received “for” votes from 89% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 3B

To provide that any amendment to the Proposed Bylaws will require the approval of either New Core’s board of directors or the holders of at least 66 2/3% of the voting power of New Core’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
23,131,176	3,121,645	600,596	0

Proposal 3B was approved, having received “for” votes from 86.1% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 3C

To provide that any amendment to certain provisions of the Proposed Charter will require the approval of the holders of at least 66 2/3% of the voting power of New Core’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
23,193,621	3,059,029	600,767	0

Proposal 3C was approved, having received “for” votes from 86.4% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 4 - The Nasdaq Proposal

To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq: (i) the issuance of shares of New Core common stock pursuant to the merger agreement and (ii) the related change of control of XPDI that will occur in connection with consummation of the merger and the other transactions contemplated by the merger agreement (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
24,931,732	1,857,680	64,005	0

The Nasdaq Proposal was approved, having received “for” votes from 92.8% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 5 - The Incentive Plan Proposal

To consider and vote upon a proposal to approve and adopt the Core Scientific, Inc. 2021 Equity Incentive Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
24,671,175	2,063,373	118,869	0

The Incentive Plan Proposal was approved, having received “for” votes from 91.9% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

Proposal No. 6 - The ESPP Proposal

To consider and vote upon a proposal to approve and adopt the Core Scientific, Inc. 2021 Employee Stock Purchase Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
24,850,390	1,923,817	79,210	0

The ESPP Proposal was approved, having received “for” votes from 92.5% of the votes cast by holders of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Special Meeting, voting together as a single class.

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Based on the results of the Special Meeting and the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the merger was consummated on January 19, 2022. Following the consummation of the merger, the common stock and warrants of New Core are expected to begin trading on the Nasdaq Global Market under the symbols “CORZ” and “CORZW” respectively, on January 20, 2022.

Item 7.01	Regulation FD Disclosure.

On January 20, 2022, New Core issued a press release announcing the closing of its previously announced business combination. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

In connection with the merger, holders of 12,347,077 of the 34,500,000 outstanding shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $123,483,147.34.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated January 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2022

Core Scientific, Inc.

By:	/s/ Todd M. DuChene
Name:	Todd M. DuChene
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

4